Ordinary dividends	6 Months Ended
Jun. 30, 2024
Ordinary dividends [Abstract]
Ordinary dividends	Ordinary dividends
The Board has recommended an interim dividend of 15.0p (2023: 15.0p) per ordinary share. This is expected to be paid on 1 November 2024 to shareholders on the register at 11 October 2024. The Board recommended a final dividend of 24.4p per ordinary share in respect of 2023. This was paid on 5 July 2024.